Exhibit 99.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of August 12, 2008 (the “Amendment”) is entered into among CINCINNATI BELL INC., an Ohio corporation (the “Borrower”), the Guarantors signatories hereto, the Lenders signatories hereto and BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.
RECITALS
     A. The Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement originally dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time prior to the Third Amendment Effective Date, the “Existing Credit Agreement”); and
     B. The Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Third Amendment Effective Date” shall have the meaning assigned to such term in introductory paragraph of Section 4 hereof.
     2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
     3. Amendments to Existing Credit Agreement.
     (a) Amendments to Section 1.01.
     (i) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
     “Data Center Sale and Leaseback Transaction” means the Disposition, in the form of and pursuant to one or more Sale and Leaseback Transactions by one or more of the Consolidated Parties, of the real Property and related improvements housing all or part of the operations of the data center business of the Consolidated Parties; provided that (a) the aggregate amount of consideration paid to the applicable Consolidated Parties in connection therewith shall be in an amount not less than the fair market value of the applicable Property disposed of, (b) the aggregate outstanding Remaining Present Value of all leases entered into in connection with such transaction or transactions does not at any time exceed $75,000,000, (c) the Loan Parties shall apply (or cause to be applied) the Net Cash Proceeds of such transaction or transactions to make Eligible Reinvestments within 360 days of receipt and (d) any Liens securing Indebtedness incurred in connection with such transaction or transactions do not at any time encumber Property other than the Property sold, transferred or conveyed (or purported to be sold, transferred or conveyed) to the applicable lessor(s) in connection with such transaction or transactions.
          “Channel Financing Facility” means an equipment and inventory financing credit facility, pursuant to which the applicable lender thereunder will make available a revolving credit facility the proceeds of which will be used to fund the purchase from certain designated vendors of Property in the form of (a) equipment (and related services) and (B) inventory, including for resale to customers and which credit facility will be secured by a Lien in favor of the applicable lender solely on the Property acquired with such credit facility and the proceeds thereof.
          (ii) The definition of “Excluded Disposition” in Section 1.01 of the Existing Credit Agreement is hereby amended by (a) deleting the “; and” at the end of clause (n) thereof and replacing it with “,”, (b) deleting the period at the end of clause (o) thereof and replacing it with “and”, and (c) adding the following as a new clause (p) thereof:
     (p) the Data Center Sale and Leaseback Transaction.
     (b) Amendment to Section 8.01(i). Section 8.01(i) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:
     (i) Liens securing Indebtedness permitted under Section 8.03(e) or Section 8.03(n); provided that, (i) in the case of Liens securing Indebtedness permitted under clause (i) of Section 8.03(e) or clause (i) of Section 8.03(n), (A) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (B) the Indebtedness secured thereby does not, at the time incurred, exceed the cost or fair market value, whichever is lower, of the Property being acquired, constructed or improved on the date of acquisition, construction or improvement, as applicable, and (C) such Liens attach to such Property concurrently with or within 180 days after the acquisition or completion of construction or improvement, as applicable, thereof; and (ii) in the case of Liens securing Indebtedness permitted under clause (ii) of Section 8.03(e), (A) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and the proceeds thereof generated by the sale of such Property to the applicable customer, (B) the Indebtedness secured thereby does not, at the time incurred, exceed the sale price to the customer of the Property being acquired, and (C) such Liens attach to such Property substantially concurrently with the acquisition thereof;
     (c) Amendment to Section 8.03(e). Section 8.03(e) of the Existing Credit Agreement is hereby amended in its entirety to read as follows
          (e) (i) purchase money Indebtedness (excluding obligations in respect of Capital Leases and Synthetic Lease Obligations) hereinafter incurred by the Borrower or any of its Subsidiaries in an aggregate principal amount that, when taken together with the Remaining Present Value of outstanding leases (other than Capital Leases and Synthetic Leases) relating to Sale and Leaseback Transactions entered into in accordance with Section 8.05(ii), does not exceed $70,000,000 at any one time outstanding; and (ii) Indebtedness hereinafter incurred by the Borrower or any of its Subsidiaries under any Channel Financing Facility in an aggregate principal amount that, when taken together with the aggregate then outstanding principal amount of Indebtedness incurred under all other Channel Financing Facilities of the Consolidated Parties, does not exceed $30,000,000 at any one time outstanding;
(d) Amendment to Section 8.03(n). Section 8.03(n) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:
     (n) (i) Indebtedness arising under Capital Leases (other than Capital Leases described in the following clause (ii)) and Synthetic Leases hereinafter incurred by the Borrower or any of its Subsidiaries in an aggregate principal amount that, when taken together with the Remaining Present Value of such outstanding Capital Leases and Synthetic Leases relating to Sale and Leaseback Transactions entered into in accordance with Section 8.05(b)(ii), does not exceed $75,000,000 at any time outstanding and (ii) Indebtedness arising under any Capital Leases entered into in connection with the Data Center Sale and Leaseback Transaction and otherwise in compliance with the conditions set forth in the definition thereof;
     4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent (the “Third Amendment Effective Date”):
     (a) Counterparts of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;
     (b) Amendment Fee. For the account of each Lender approving this Amendment by 5:00 p.m. Eastern time on August 8, 2008 (as evidenced by delivery of an executed signature page prior to such time), the Administrative Agent shall have received an amendment fee equal to 5 basis points on the amount equal to the sum of (i) such Lender’s Revolving Commitment plus (ii) the outstanding Tranche B Term Loans held by such Lender; and
     (c) Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of America Securities LLC (including the reasonable fees and expenses of the Administrative Agent’s legal counsel), and all other fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment.
5. Miscellaneous.
     (a) Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent as follows:
     (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (ii) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by Debtor Relief Laws.
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment (except for those which have been obtained on or prior to the Third Amendment Effective Date).
     (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Loan Documents (including, without limitation, in the case of each Guarantor, such Guarantor’s guaranty pursuant to Article IV of the Existing Credit Agreement) in any manner.
     (v) The representations and warranties of the Loan Parties set forth in Article VI of the Existing Credit Agreement are true and correct in all material respects as of the Third Amendment Effective Date; provided that the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2007. All of the provisions of the Loan Documents, except as amended hereby, are in full force and effect.
     (vi) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.
     (b) Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Shared Collateral Security Agreement and the Non-Shared Collateral Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.
     (c) Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. On and after the Third Amendment Effective Date, any reference in the Loan Documents or any and all other documents thereafter executed and delivered pursuant to the terms of the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.
     (d) Construction. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     (e) Reaffirmation of Loan Party Obligations. Each Loan Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Obligations. Without limiting the generality of the proceeding sentence, each of the Guarantors confirms that it jointly and severally guarantees the prompt payment when due of all Obligations in accordance with, and pursuant to the terms of, Article IV of the Amended Credit Agreement.
     (f) Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
     (g) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (h) Binding Effect. This Amendment, the Amended Credit Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Loan Documents shall remain unchanged and shall continue in full force and effect.
     (i) Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CINCINNATI BELL INC., an Ohio corporation

	By:	/s/ Kimberly H. Sheehy
Name: Kimberly H. Sheehy
Title: Vice President and Treasurer

GUARANTORS:	CINCINNATI BELL TELECOMMUNICATION SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC. (formerly known as Zoomtown.com Inc.), an Ohio corporation

CINCINNATI BELL COMPLETE PROTECTION INC., an Ohio corporation

CINCINNATI BELL WIRELESS COMPANY, an Ohio corporation

CINCINNATI BELL WIRELESS, LLC, an Ohio limited liability company

CINCINNATI BELL TECHNOLOGY SOLUTIONS INC., a Delaware corporation

BRCOM INC., a Delaware corporation

MVNO HOLDINGS LLC, a Delaware limited liability company

CINCINNATI BELL ANY DISTANCE INC., a Delaware corporation

IXC INTERNET SERVICES, INC., a Delaware corporation

GRAMTEL INC., a Virginia corporation

By: /s/ Kimberly H. Sheehy
Name: Kimberly H. Sheehy
Title: Vice President and Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N. A., as Administrative Agent

	By:	/s/
Name:
Title:

BANK OF AMERICA, N. A., as a Lender

	By:	/s/

Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and a Lender

	By:	/s/

Name:
Title:

LENDER:

	By:	/s/ Various Lenders

Name:

Title: